UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2009

GENERAL MOTORS COMPANY

(Exact Name of Company as Specified in its Charter)

333-160471	DELAWARE	27-0383222
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
News Release Dated November 16, 2009 and Financial Statements
Charts Furnished to Securities Analysts

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On November 16, 2009, a news release was issued on the subject of third quarter 2009 consolidated managerial earnings for General Motors Company (GM). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed pursuant to an agreement with the Securities and Exchange Commission as part of GM’s Current Report on Form 8-K. The news release and financial statements are incorporated as Exhibit 99.1.

Charts furnished to securities analysts in connection with GM’s third quarter 2009 managerial earnings release are attached as Exhibit 99.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibits	Description	Method of Filing

Exhibit 99.1	News Release Dated November 16, 2009 and Financial Statements	Attached as Exhibit

Exhibit 99.2	Charts Furnished to Securities Analysts	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Company)

Date: November 19, 2009	By:	/s/ NICK S. CYPRUS
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer